UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2009
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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)
__________________

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable
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(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Bylaws.

On November 16, 2009, the Company’s Board of Directors approved changes to the Company’s Bylaws.

The changes relate to:

•	the timing of the Company’s Annual Meeting of Stockholders, which will now be held the first Tuesday after the third Monday in April, rather than the first Tuesday in May (Article I, Section 2(a));

•
clarification of provisions regarding registration and transfer of shares of the Company’s stock, including when represented as uncertificated shares evidenced by a book-entry system maintained by the registrar (Article V, Section 1 and Article V, Section 3).

A copy of the Bylaws, as amended, is included as Exhibit 3.2 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

3.2	Amended and Restated Bylaws of Shenandoah Telecommunications Company, effective November 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

November 17, 2009	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)